55151/0001-13492201v1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE ---------------------------------------------------------- In re: NEPHROGENEX, INC., Debtor.1 ---------------------------------------------------------- x : : : : : : : x Chapter 11 Case No. 16-11074 (KG) NOTICE OF FILING OF MONTHLY OPERATING REPORT FOR THE PERIOD OF JULY 1, 2016 THROUGH JULY 31, 2016 PLEASE TAKE NOTICE that, on August 23, 2016, the above-captioned debtor and debtor-in-possession (the “Debtor”) has filed with the United States Bankruptcy Court for the District of Delaware the Debtor’s Monthly Operating Report for the Period of July 1, 2016 through July 31, 2016, a copy of which is attached hereto as Exhibit A (the “Monthly Operating Report”). Dated: Wilmington, Delaware August 23, 2016 COLE SCHOTZ P.C. /s/ David R. Hurst David R. Hurst (I.D. No. 3743) 500 Delaware Avenue, Suite 1410 Wilmington, Delaware 19801 Telephone: (302) 652-3131 Facsimile: (302) 652-3117 – and – 1 The last four digits of the Debtor’s federal tax identification number are 5171. The mailing address for the Debtor is 3200 Beechleaf Court, Suite 900, Raleigh, NC 27604. Case 16-11074-KG Doc 134 Filed 08/23/16 Page 1 of 15

2 55151/0001-13492201v1 Jacob S. Frumkin 1325 Avenue of the Americas, 19th Floor New York, New York 10019 Telephone: (212) 752-8000 Facsimile: (212) 752-8393 Counsel for Debtor and Debtor-in-Possession Case 16-11074-KG Doc 134 Filed 08/23/16 Page 2 of 15

55151/0001-13492201v1 EXHIBIT A Monthly Operating Report Case 16-11074-KG Doc 134 Filed 08/23/16 Page 3 of 15

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 4 of 15

NOTES TO THE MONTHLY OPERATING REPORT General Notes  Debtor‐in‐Possession Financial Statements‐ The Debtor's financial statements and supplemental information contained  herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States  of America (“U.S. GAAP”) in all material respects. Accounting Standards Codification (“ASC”) 852‐10, Reorganizations,  which incorporated the guidance in American Institute of Certified Public Accountants Statement of Position 90‐7,  “Financial Reporting by Entities in Reorganization under the Bankruptcy Code,” (SOP 90‐7), is applicable to companies in  chapter 11 and generally does not change the manner in which financial statements are prepared. It does require,  however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish  transactions and events that are directly associated with the reorganization from the ongoing operations of business. The  Debtor's financial statements contained herein have been prepared in accordance with the guidance in ASC 852‐10. The  unaudited financial statements have been derived from the books and records of the Debtor. This information, however,  has not been subject to procedures that would typically be applied to financial information presented in accordance with  U.S. GAAP, and upon the application of such procedures, the Debtor believes that the financial information could be  subject to changes, and these changes could be material. The information furnished in this report includes primarily  normal recurring adjustments, but does not include all of the adjustments that would be typically made in accordance  with U.S. GAAP. The results of operations contained herein are not necessarily indicative of results that are expected  from any other period or for the full year and may not necessarily reflect the combined results of operations, financial  position and cash flows of the Debtor in the future.  Liabilities Subject to Compromise‐ As a result of the chapter 11 filing, the payment of prepetition indebtedness is subject  to compromise or other treatment under a plan of reorganization or liquidation. The determination of how liabilities will  ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization or  liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Revenues, expenses,  realized gains and losses and provisions for losses that can be directly associated with the reorganization and  restructuring of the business must be reported separately as reorganization items in the Debtor's statement of  operations. The Debtor's balance sheets, in addition, must distinguish pre‐petition liabilities subject to compromise from  both those pre‐petition liabilities that are not subject to compromise and from post‐petition liabilities. Liabilities that may  be affected by a plan of reorganization or liquidation must be reported at the amounts expected to be allowed, even if  they may be settled for lesser amounts. In addition, cash provided by reorganization items must be disclosed separately  in the Debtor's statement of cash flows. The amounts currently classified as liabilities subject to compromise are  preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to  disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims,  rejection of executory contracts, continued reconciliation and other events. While in bankruptcy, the Debtor expects its  financial results to continue to be volatile as asset impairments, asset dispositions, contract terminations and rejections  and claims assessments may significantly impact the Debtor's financial statements. As a result, the Debtor's historical  financial performance is likely not indicative of its financial performance after the date of the chapter 11 Filing.  Notes to MOR‐1a  Cash Disbursements Journal‐ The Debtor's cash disbursement journal is not included herein, however, a copy will be  provided upon request.  Notes to MOR‐4  Copies of IRS Form 6123 or Payment Receipt and Copies of Tax Returns Filed During Reporting Period‐No IRS Form 6123 or  Payment Receipt or Tax Returns were filed during the reporting period. Postpetition Accounts Payable‐ The postpetition accounts payable reported for the reporting period represent open and  outstanding trade vendor invoices that have been entered into the Debtor’s accounts payable system and do not include  accruals for invoices not yet received or approved.  Case 16-11074-KG Doc 134 Filed 08/23/16 Page 5 of 15

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 6 of 15

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 7/01/2016 - 7/31/2016

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS EastWest Bank		CURRENT MONTH	Cumulative Filing To Date
	OPERATING	Money Market	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$ 4,292,197	$ 25,033	$ 4,317,230	$ 4,636,083
RECEIPTS				
PROFESSIONAL RETAINER REFUNDS	-	-	-	40,724
INSURANCE PREMIUM REFUNDS	-	-	-	25,310
COBRA PAYMENT FROM FORMER EMPLOYEE	-	-	-	1,919
INTEREST EARNED ON MONEY MARKET ACCOUNT	-	3	3	9
TOTAL RECEIPTS	$ -	$ 3	$ 3	$ 67,962
DISBURSEMENTS				
NET PAYROLL (Including Employee Reimbursements)1	35,673	-	35,673	109,547
PAYROLL TAXES (Employer and Employees)	21,100	-	21,100	63,809
401k CONTRIBUTIONS (Employer and Employees)	2,302	-	2,302	6,463
CURRENT EMPLOYEE BENEFITS (Health and HSA contribution)	5,929	-	5,929	17,318
FORMER EMPLOYEE BENEFITS (Health and HSA contribution)2	-	-	-	12,055
RENT	9,893	-	9,893	29,679
INSURANCE	2,603	-	2,603	7,867
VENDOR PAYMENTS	39,280	-	39,280	224,629
REORGANIZATION FEES	160,767	-	160,767	192,992
TOTAL DISBURSEMENTS	$ 277,547	$ -	$ 277,547	$ 664,359
NET CASH FLOW	$ (277,547)	$ 3	$ (277,544)	$ (596,397)
CASH - END OF MONTH	$ 4,014,650	$ 25,036	$ 4,039,686	$ 4,039,686

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:		
TOTAL DISBURSEMENTS	$ 277,547	$ 664,359
LESS: PASS THROUGH COBRA PAYMENTS3		5,657
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 277,547	$ 658,702

1. Net Payroll includes employee reimbursements in the amount of $589 for the period.
2. Former employee benefits including 1) health benefits paid and HSA contributions made on behalf of two former employees in connection with their severance agreements as well as 2) pass-through COBRA payments made on behalf of former employees.
3. This amount represents the pass-through COBRA payments made to BCBSNC on behalf of former employees.

FORM MOR-1
(04/07)

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 7 of 15

In re: NephroGenex, Inc.

Case No: 16-11074 (KG)
Reporting Period: 7/01/2016 - 7/31/2016

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Operating		Money Market	
	#		#	
BALANCE PER BOOKS	$4,014,650.27		$25,035.78	
BANK BALANCE	$4,027,764.39		$25,035.78	
(+) DEPOSITS IN TRANSIT (ATTACH LIST)				
(-) OUTSTANDING CHECKS (ATTACH LIST)	$13,114.12			
OTHER (ATTACH EXPLANATION)				
ADJUSTED BANK BALANCE *	$4,014,650.27		$25,035.78	
* Adjusted bank balance must equal				
balance per books				
DEPOSITS IN TRANSIT	Date	Amount	Date	Amount
CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount
	4192	$200.00		
	4233	$937.26		
	4234	$517.66		
	4235	$2,282.82		
	4236	$301.44		
	4237	$2,348.89		
	4238	$500.00		
	4239	$4,875.00		
	ACH	$1,151.05		

FORM MOR-1a
(04/07)

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 8 of 15

In re: NephroGenex, Inc. 11819920 Case No. 16-11074 (KG)
Reporting Period: 7/01/2016 - 7/31/2016

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Payee	Period Covered	Amount Approved	Payor	Check		Amount Paid		Year-To-Date	
				Number	Date	Fees	Expenses	Fees	Expenses
Kurtzman Carson Consultant	April 30, 2016 to May 31, 2016	$32,225.24	NephroGenex, Inc.	Wire	6/28/2016	$15,393	$16,832	$15,393	$16,832
Cassel Salpeter & Co., LLC	April 30, 2016 to May 31, 2016	$37,854.00	NephroGenex, Inc.	Wire	7/8/2016	$30,000	$6,000	$30,000	$6,000
Cole Schotz P.C.	April 30, 2016 to May 31, 2016	$149,441.31	NephroGenex, Inc.	Wire	7/8/2016	$118,199	$1,692	$118,199	$1,692

FORM MOR-1b
(04/07)

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 9 of 15

NephroGenex, Inc.
Statement of Operations
For the reporting period of July 1, 2016 to July 31, 2016

		Jul-16		Cumulative Filing To Date
Operating Expenses:				
Research & Development[1]	$	4,866	$	19,079
Corporate Governance[2]	$	180,458	$	359,419
Compensation & Benefits[3]	$	69,319	$	213,485
Professional and Consultant Fees[4]	$	710	$	135,373
Office, Telecommunication and Supplies	$	10,163	$	30,983
Rent	$	9,992	$	29,975
Dues and Subscriptions	$	972	$	3,881
Depreciation	$	1,090	$	3,271
Travel-Related Expenses	$	40	$	866
Prepetition Debt Paid	$	-	$	602
Total Operating Expenses	$	277,610	$	796,933
Other Income/Expenses:				
Reorganization Expenses[5]	$	137,615	$	535,261
Interest Expense (Income)	$	(3)	$	(9)
Net Loss	$	415,222	$	1,332,185

1. Research & Development expenses consist of wind-down activities associated with PYR-311 incurred during the period. However, Research & Development expenses does not include an invoice for consulting fees received by the Debtor in the amount of $59,828.00, which the Debtor disputes.
2. Corporate Governance expenses consist of board of director fees, insurance and other governance services incurred during the period.
3. Compensation & Benefits consist of payroll, payroll taxes and employee benefits during the period.
4. Professional and Consultant fees consists of costs incurred with ordinary course professionals/consultants during the period.
5. Reorganization expenses consist of fees incurred by professionals that are directly associated with the reorganization as well as U.S. Trustee fees owed during the period. Specifically, these professionals are Cole Schotz P.C., Cassel Salpeter & Co., LLC and Kurtzman Carson Consultants LLC.

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 10 of 15

NephroGenex, Inc.
Balance Sheets

		Book Value on Petition Date		Book Value at End of Current Reporting Month
Assets		April 30, 2016		July 31, 2016
Current Assets				
Cash and Cash Equivalents	$	4,611,056	$	4,014,650
Restricted Cash		25,027		25,036
Prepaid Expenses and Other Assets[1]		2,768,947		2,477,826
Professional Retainers		246,806		204,082
Total Current Assets		7,651,836		6,721,594
Property and Equipment, net		37,061		33,790
Other Long-Term Assets		9,534		9,534
Total Assets	$	7,698,430	$	6,764,918
Liabilities and Stockholders' Equity (Deficit)				
Current Liabilities				
Accounts Payable[2]	$	9,821	$	41,768
Accrued and Other Liabilities[3]		3,738		16,913
Accrued Compensation[4]		27,837		39,423
Reorganization Liability		-		342,268
Total Current Liabilities		41,395		440,372
Liabilities Subject To Compromise[5]		5,462,449		5,461,847
Deferred Rent		24,185		24,482
Total Liabilities		5,528,029		5,926,701
Common Stock		12,948		12,950
APIC		91,815,598		91,815,596
Retained Earnings		(80,682,596)		(80,682,596)
Current Year Net Loss - Pre-Petition		(8,975,548)		(8,975,548)
Current Year Net Loss - Post-Petition				(1,332,184)
Total Stockholders' Equity		2,170,401		838,217
Total Liabilities & Stockholders' Equity (Deficit)	$	7,698,430	$	6,764,918

1. Prepaid Expenses and Other Assets consist of prepaid insurance (including D&O and clinical trial tail insurance), vendor deposits and advances in ordinary course of business.

2. Accounts Payable as of April 30, 2016 represents an invoice related to Debtor's May rental payment that is typically payable in advance. The May rental payment was paid on or about May 5, 2016 in the ordinary course of business. Accounts Payable as of the current reporting period represents post-petition accounts payable. However, Accounts Payable as of the current reporting period does not include an invoice for consulting fees received by the Debtor in the amount of $59,828.00, which the Debtor disputes.

3. Accrued and Other Liabilities as of April 30, 2016 represents COBRA payments received from former employees for the month of May. The May COBRA payments for these former employees were paid on or about May 5, 2016 subsequent to the Interim Wage Order being entered by the Bankruptcy Court. Accrued and Other Liabilities as of the current reporting period represents post-petition Accrued and Other Liabilities.

4. Accrued Compensation represents accrued paid-time-off earned but not yet used or paid. The amounts as of April 30, 2016 represent pre-petition amounts. The amounts as of the current reporting period represent pre-petition amounts plus any incremental amounts earned during the post-petition period.

5. Liabilities Subject To Compromise do not include contingent severance liabilities.

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 11 of 15

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 7/01/2016 - 7/31/2016

STATUS OF POSTPETITION TAXES

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal						
All postpetition taxes were current as of 7/31/2016 and paid in the ordinary course by the Debtor.						
State and Local						
All postpetition taxes were current as of 7/31/2016 and paid in the ordinary course by the Debtor.						
Total Taxes						

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due					
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable[1]	$ 35,620	$ 4,640	$ 1,508		$ -	$ 41,768
Wages Payable						
Taxes Payable						
Rent/Leases-Building						
Rent/Leases-Equipment						
Secured Debt/Adequate Protection Payments						
Professional Fees						
Amounts Due to Insiders*						
Other:____________						
Other:____________						
Total Postpetition Debts	$ 35,620	$ 4,640	$ 1,508	$ -	$ -	$ 41,768

1. A majority of these amounts relate to services provided by the Debtor's ordinary course professionals and will be paid during the month of August.

FORM MOR-4
(04/07)

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 12 of 15

In re: NephroGenex, Inc.

Case No. 16-11074 (KG)
Reporting Period: 7/01/2016 - 7/31/2016

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount	
NOT APPLICABLE		
Accounts Receivable Aging	**Amount**	
NOT APPLICABLE		

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

FORM MOR-5
(04/07)

Case 16-11074-KG Doc 134 Filed 08/23/16 Page 13 of 15

EASTWEST BANK Your financial bridge®
19625 Stevens Creek Blvd
Cupertino CA 95014

Direct inquiries to:
408 599-5038

ACCOUNT STATEMENT

Page 1 of 3

STARTING DATE: July 01, 2016
ENDING DATE: July 31, 2016
Total days in statement period: 31
[redacted]
(11)

NEPHROGENEX INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE # 16-11074
3200 BEECHLEAF CT SUITE 900
RALEIGH NC 27604

Whether you are purchasing a home for yourself, refinancing, or investing in real estate, we offer various mortgage loan options to fit your needs.
Visit your local branch for details!
NMLSR ID 469761

Commercial Analysis Checking

Account number	[redacted]	Beginning balance		$4,294,680.84
Enclosures	11	Total additions	(0)	.00
Low balance	$4,027,764.39	Total subtractions	(34)	266,916.45
Average balance	$4,115,930.32	Ending balance		$4,027,764.39

CHECKS

Number	Date	Amount	Number	Date	Amount
4222	07-14	49.50	4228	07-29	1,285.90
4223	07-08	224.75	4229	07-25	292.91
4224	07-07	858.79	4230	07-25	152.38
4225	07-14	3,448.93	4231	07-22	685.40
4226	07-15	2,891.67	4232	07-22	108.15
4227	07-18	836.84			

DEBITS

Date	Transaction Description		Subtractions
07-01	Outgoing Wire	James Mitchum	5,000.00
07-01	Outgoing Wire	Pierre Legault of Stone Management	5,000.00
07-01	Preauth Debit	Plumbline3754 Hosting 160701 Nephro	1,125.00
07-05	Preauth Debit	HEALTHEQUITY INC HealthEqui 160705	1,108.34
07-05	Preauth Debit	ADP Tax/401k Tax/401k 160705 42YAZ 063026V01	1,151.05
07-06	Preauth Debit	THE GUARDIAN JUL GP INS 160706 50174400CC20000	443.60
07-06	Preauth Debit	HIGHWOODS REALTY DESC 160706 100339753074	9,892.80
07-08	Outgoing Wire	Cassel Salpeter & Co	36,000.00
07-08	Outgoing Wire	Cole Schotz P.C.	119,891.51
07-13	Outgoing Wire	Nasdaq, Inc.	965.64
07-13	Outgoing Wire	Workiva Inc.	6,200.00
07-13	Outgoing Wire	ADP TAX SERVICES I NC WIRE IMPOUND	18,263.49
07-14	Outgoing Wire	ADP PAYROLL TAX DE POSIT CUSTODIAN	10,795.98
07-15	Preauth Debit	BANKCARD PAYMENT 160715	311.96
07-19	Outgoing Wire	Computershare, Inc .	1,277.31
07-19	Outgoing Wire	National Financial Services LLC	5,700.00
07-19	Preauth Debit	ADP Tax/401k Tax/401k 160719 42YAZ 071528V01	1,151.05
07-21	Preauth Debit	TWC CHARLOTTE MTHLY SVC 160721	1,202.63

3409 rev 05-16

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Case 16-11074-KG Doc 134 Filed 08/23/16 Page 15 of 15

EAST WEST BANK Your financial bridge®
19625 Stevens Creek Blvd
Cupertino CA 95014

Direct inquiries to:
408 599-5038

ACCOUNT STATEMENT
Page 1 of 1
STARTING DATE: July 01, 2016
ENDING DATE: July 31, 2016
Total days in statement period: 31
[redacted]
(0)

NEPHROGENEX INC
CHAPTER 11 DEBTOR IN POSSESSION
CASE # 16-11074
3200 BEECHLEAF CT SUITE 900
RALEIGH NC 27604

Whether you are purchasing a home for yourself, refinancing, or investing in real estate, we offer various mortgage loan options to fit your needs.
Visit your local branch for details!
NMLSR ID 469761

Money Market 6 Check Option

Account number	[redacted]	Beginning balance		$25,032.70
Low balance	$25,032.70	Total additions	(1)	3.08
Average balance	$25,032.70	Total subtractions	(0)	0.00
Interest paid year to date	$21.18	Ending balance		$25,035.78

CREDITS

Number	Date	Transaction Description	Additions
	07-31	Interest Credit	3.08

DAILY BALANCES

Date	Amount	Date	Amount	Date	Amount
06-30	25,032.70	07-31	25,035.78		

INTEREST INFORMATION

Annual percentage yield earned	0.15%	Interest-bearing days	31
Average balance for APY	$25,032.70	Interest earned	$3.08

OVERDRAFT/RETURN ITEM FEES

	Total for this period	Total year-to-date
Total Overdraft Fees	$0.00	$0.00
Total Returned Item Fees	$0.00	$0.00

3409 rev 05-16